Exhibit 10.1

SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This Seventh Amendment to Fifth Amended and Restated Credit Agreement (this “Seventh Amendment” or “Amendment”) is entered into as of the 28th day of February, 2014 by and among GEOMET, INC., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), and the Banks party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, the financial institutions party thereto as Banks and the other agents party thereto are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 14, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, Banks have made Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has entered into an Asset Purchase Agreement (the “ARP Purchase Agreement”) dated as of February 13, 2014 by and among Borrower, GeoMet Operating and GeoMet Gathering, as sellers, and ARP Mountaineer Production, LLC, a Delaware limited liability company, as purchaser, pursuant to which Borrower, GeoMet Operating and GeoMet Gathering will sell and ARP Mountaineer Production, LLC will purchase, the Assets (as defined therein) upon the terms and subject to the conditions as further specified therein (the “ARP Asset Sale”);

WHEREAS, Borrower has informed Administrative Agent that it will apply the proceeds from the consummation of the ARP Asset Sale to pay the Loans in full;

WHEREAS, in connection with the ARP Asset Sale, Borrower has requested, that Administrative Agent and Banks, subject to the conditions set forth herein: (i) amend the Credit Agreement to extend the Termination Date to a date not later than June  30, 2014 and (ii) provide a one-time limited waiver of the delivery requirements for a draft annual budget for the Fiscal Year ending December 31, 2014 pursuant to Section 8.1(i) of the Credit Agreement and the Reserve Report due May 1, 2014 pursuant to Section 4.1 of the Credit Agreement, all as provided in this Seventh Amendment; and

WHEREAS, Administrative Agent and Banks are willing to amend the Credit Agreement and provide such one-time limited waiver as described above on the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

Section 1.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 herein, the Credit Agreement shall be amended effective as of the Effective Date (as defined below) in the manner provided in this Section 1.

1.1                               Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read as follows:

“ARP Asset Sale” means the sale by Borrower, GeoMet Operating and GeoMet Gathering of the Assets (as defined in the ARP Purchase Agreement) pursuant to the ARP Purchase Agreement or any Substitute Purchase Agreement.

“ARP” means ARP Mountaineer Production, LLC, a Delaware limited liability company.

“ARP Purchase Agreement” means that certain Purchase Agreement dated as of February 13, 2014 by and among Borrower, GeoMet Operating, GeoMet Gathering, as sellers, and ARP as purchaser, pursuant to which Borrower, GeoMet Operating and GeoMet Gathering will sell and ARP will purchase, the Assets upon the terms and subject to the conditions as further specified therein.

“Seventh Amendment” means that certain Seventh Amendment to Fifth Amended and Restated Credit Agreement dated as of February 28, 2014, among Borrower, Administrative Agent and Banks.

“Seventh Amendment Effective Date” means the date on which the conditions specified in Section 3 of the Seventh Amendment are satisfied.

“Substitute Purchase Agreement” means a purchase agreement in form and substance reasonably acceptable to Administrative Agent that provides for the sale of the Assets by Borrower, GeoMet Operating and GeoMet Gathering, for a total cash purchase price (net of any purchase price adjustments, holdback amounts or similar adjustments) that is higher than the total cash purchase price (net of any purchase price adjustments, holdback amounts or similar adjustments) set forth in the ARP Purchase Agreement.

1.2                               Amendments to Definitions.  The definitions of “Loan Papers” and “Termination Date” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, each Facility Guaranty now or hereafter executed, the Mortgages, the First Amended and Restated Pledge and Security Agreement, the Borrower Pledge Agreement, each Subsidiary Pledge Agreement now or hereafter executed, the Certificate of Effectiveness, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

“Termination Date” means the date on which all amounts owing under this Agreement shall be due and payable which shall be the earliest to occur of: (i) June 30, 2014, (ii) the closing of the ARP Asset Sale, or (iii) the termination of the ARP Purchase Agreement (unless substantially simultaneous with such termination a Substitute Purchase Agreement is executed) or any Substitute Purchase Agreement.

Section 2.                                           Limited Waiver.

2.1                               In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the terms and conditions set forth in this Seventh Amendment, including, without limitation, the satisfaction of each condition precedent set forth in Section 3 hereof, Administrative Agent and Banks hereby agree to a one-time limited waiver of Borrower’s non-delivery of: (i) a draft annual budget of Borrower and its Subsidiaries (taken as a whole) for the Fiscal Year ending December 31, 2014 required to be delivered as soon as available and in any event no later than February 28, 2014 pursuant to Section 8.1(i) of the Credit Agreement; and (ii) the Reserve Report required to be delivered as soon as available and in any event no later than May 1, 2014 pursuant to Section 4.1 of the Credit Agreement.

2.2                               The waiver in Section 2.1 above is a one-time limited waiver and shall not be deemed to constitute a consent to or waiver of any other term, provision or condition of the Loan Papers or to prejudice any right or remedy that Administrative Agent and Banks may now have or may have in the future under or in connection with any of the Loan Papers.  The waiver herein granted by Administrative Agent and Banks is limited to: (i) Section 8.1(i) of the Credit Agreement solely with respect to the delivery of a draft annual budget for the Fiscal Year ending December 31, 2014; and (ii) Section 4.1 of the Credit Agreement solely with respect to the delivery of the Reserve Report due May 1, 2014.

Section 3.                                           Conditions Precedent to Seventh Amendment.  The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the Limited Waiver contained in Section 2 hereof are each subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions precedent are satisfied, the “Effective Date”):

3.1                               Counterparts of Amendment.  Administrative Agent shall have received counterparts of this Seventh Amendment executed on behalf of Borrower, each Guarantor, Administrative Agent and the Banks.

3.2                               Other Information.  Administrative Agent shall have received such other information and documents as may be reasonably required by Administrative Agent or its counsel.

3.3                               Authority Documentation.  Administrative Agent shall have received such corporate resolutions, officers’ certificates and other documents as Administrative Agent shall reasonably require evidencing the authority of Borrower and Guarantors to enter into this Seventh Amendment.

3.4                               Amendment Fee.  Borrower shall have paid to Administrative Agent for each Bank a fee equal to three-sixteenths of one percent (0.1875%) of each Bank’s pro rata amount of the Loans outstanding on the date hereof.

3.5                               Fees.  Borrower shall have paid all accrued fees and expenses of Administrative Agent billed to Borrower on or prior to the date of this Seventh Amendment (including the fees and expenses of counsel for Administrative Agent and its financial advisor).

Section 4.                                           Representations and Warranties of Borrower.  To induce Banks and Administrative Agent to enter into this Seventh Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

4.1                               Reaffirm Existing Representations and Warranties.  Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof.

4.2                               Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this Seventh Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party, or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party.

4.3                               Validity and Enforceability.  This Seventh Amendment constitutes the valid and binding obligation of Borrower and each Guarantor enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4                               No Default.  No Default or Event of Default shall have occurred which is continuing.

4.5                               No Material Adverse Effect.  There shall not have occurred since December 31, 2013 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

4.6                               Absence of Litigation.  There shall not be any action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

Section 5.                                           Miscellaneous.

5.1                               Reaffirmation of Loan Papers.  Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

5.2                               Parties in Interest.  All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                               Legal Expenses.  Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Seventh Amendment and all related documents.

5.4                               Counterparts.  This Seventh Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Seventh Amendment until Borrower and each Bank has executed a counterpart.  Facsimiles and counterparts executed by electronic signature (e.g. pdf) shall be effective as originals.

5.5                               Complete Agreement.  THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Seventh Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, other than conflict of laws rules thereof.

5.8                               WAIVER, RELEASE, COVENANT NOT TO SUE, AND INDEMNIFICATION.

(A)                               BORROWER AND EACH OF THE GUARANTORS (IN ITS OWN RIGHT AND ON BEHALF OF ITS OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGE AND AGREE THAT IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST ADMINISTRATIVE AGENT, ANY BANK, ANY OF THEIR AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, THE “BANK-RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE OBLIGATIONS OR AMOUNTS OWED UNDER THE LOAN PAPERS OR ANY LIENS OR SECURITY INTERESTS OF ADMINISTRATIVE AGENT.  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF ADMINISTRATIVE AGENT AND BANKS TO ENTER INTO THIS AMENDMENT, BORROWER AND EACH OF THE GUARANTORS HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE BANK-RELATED PARTIES FROM ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT WHICH BORROWER OR ANY OF THE GUARANTORS NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD (COLLECTIVELY, THE “RELEASED CLAIMS”), SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  BORROWER AND EACH OF THE GUARANTORS FURTHER COVENANTS AND AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE, OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE BANK-RELATED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE RELEASED CLAIMS.  THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE BANK-RELATED PARTIES BY BORROWER OR ANY OF THE GUARANTORS AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY BORROWER OR ANY OF THE GUARANTORS IN FAVOR OF ANY OF THE BANK-RELATED PARTIES.

(B)                               IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN PAPERS, BORROWER AND EACH OF THE GUARANTORS SHALL AND DO HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE BANK-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN PAPERS.  IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ANY OF THE BANK-RELATED PARTIES, BORROWER AND EACH OF THE GUARANTORS SHALL, AT ADMINISTRATIVE AGENT OR SUCH BANK’S REQUEST, DEFEND THE SAME AT THEIR SOLE COST AND EXPENSE, SUCH COST AND EXPENSE TO BE A JOINT AND SEVERAL LIABILITY OF BORROWER AND EACH OF THE GUARANTORS, BY COUNSEL SELECTED BY BORROWER SUBJECT TO THE REASONABLE APPROVAL OF ADMINISTRATIVE AGENT.  NOTWITHSTANDING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN PAPER, THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE OBLIGATIONS OWED PURSUANT TO THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN PAPERS.

(C)                               The agreements of Borrower and Guarantors set forth in this Section 5.8 shall survive termination of this Seventh Amendment.

5.9                               Acknowledgment of the Borrower and Guarantors.  Borrower and each Guarantor acknowledges and agrees that Administrative Agent and each Bank party hereto have executed this Seventh Amendment in its sole discretion and without any obligation.  Borrower and each Guarantor further acknowledge and agree that any action taken or not taken by Administrative Agent and Banks prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Paper other than as specified herein or prejudice any rights or remedies other than as specified herein which Administrative Agent or any Bank now has or may have in the future under any Loan Paper, applicable law or otherwise, all of which rights and remedies are expressly reserved by Administrative Agent and Banks.  Borrower and each Guarantor hereby ratifies and confirms its respective obligations under the Loan Papers.

5.10                        Loan Paper.  This Seventh Amendment is a Loan Paper and is subject to all provisions of the Credit Agreement applicable to Loan Papers, all of which are incorporated in this Seventh Amendment by reference the same as if set forth in this Amendment verbatim.

5.11                        Other Agreement.  Borrower, Administrative Agent and each Bank hereby agree that as of the date hereof, the Borrowing Base equals $71,000,000.00.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

BORROWER:

GEOMET, INC.,
a Delaware corporation

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Senior Vice President, Chief Financial
Officer and Assistant Secretary

[Signature Page]

ADMINISTRATIVE AGENT/BANK:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John W. Woodiel III
John W. Woodiel III,
Managing Director

[Signature Page]

OTHER BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Trent Brendon
Name:	Trent Brendon
Title:	Vice President

[Signature Page]

BANK OF SCOTLAND

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President

[Signature Page]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ William J. Umcheid
Name:	William J. Umcheid
Title:	Vice President

[Signature Page]

COMERICA BANK

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

[Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

[Signature Page]

Each of the undersigned (i) consents and agrees to this Seventh Amendment and (ii) agrees that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND
AGREED TO BY:

GEOMET GATHERING COMPANY, LLC,
an Alabama limited liability company

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Manager

GEOMET OPERATING COMPANY, INC.,
an Alabama corporation

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Senior Vice President, Chief Financial
Officer and Assistant Secretary

[Signature Page]